SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	333-122113	22-3827597
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On December 23, 2010, StrikeForce Technologies, Inc.  (the “Company”) agreed to the assignment by YA Global Investments LP to a third party of a (a) Secured Convertible Debenture in the original outstanding principal amount of $277,920 (originally issued on April 23, 2009); (b)  a Promissory Note in the original outstanding principal amount of $100,000 (originally issued on May 1, 2006) and no longer accruing interest as of this date; (c) a Security Agreement, dated December 20, 2004; (d) all underlying documents (including security interests, liens, claims, titles, assignments) to prior loan agreements. In agreeing to the assignment, the Company agreed to a fixed conversion price for the current balance including interest totaling $364,126.15 assumed of $0.00455 rounded per share.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

By: /s/ Mark L. Kay Mark L. Kay Chief Executive Officer

Dated: December 23, 2010

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